SUPPLEMENT TO THE PROSPECTUS OF

TCW GALILEO FUNDS, INC.

Dated: February 28, 2005

Under the section titled “TCW Galileo High Yield Bond Fund” at page 18, John A. Fekete is added as a portfolio manager.

Under the section titled “Portfolio Managers” at page 33, the following individual is added:

John A. Fekete	Vice President, the Advisor, TCW Asset Management Company and Trust Company of the West since August 2001. Previously, a research analyst with Triton Partners LLC (New York, New York)

September 1, 2005

Galfip 9/2005